UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 6, 2014

Date of Report (Date of earliest event reported)

PEERLESS SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	0-21287 (Commission File Number)	95-3732595 (IRS Employer Identification Number)

1055 Washington Blvd., 8th Floor

Stamford, CT 06901

(Address of principal executive offices) (Zip Code)

(203) 350-0040

(Registrant’s telephone number, including area code)

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously reported under Item 2.01 of the Current Report on Form 8-K of Peerless Systems Corporation (the ‘‘Company’’), filed on October 6, 2014 (the ‘‘Original 8-K’’), Peerless Homes Corporation, a wholly owned subsidiary of the Company, completed its acquisition of approximately 80% of the outstanding shares of Deer Valley Corporation on October 6, 2014.

This Current Report on Form 8-K/A amends the Original 8-K to file the financial information required by Items 9.01(a) and 9.01(b), as permitted by Items 9.01(a)(4) and 9.01(b)(2), respectively, of Form 8-K.

 Item 9.01.  Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

(1)

The audited consolidated balance sheets of Deer Valley Corporation, a Florida corporation, and its subsidiaries (“Deer Valley”) as of December 28, 2013 and December 31, 2012 and the related consolidated statements of operations, changes in stockholders’ equity and cash flows for the years then ended and the notes related thereto, are filed as Exhibit 99.1 and incorporated herein by reference.

The consent of Thomas Howell Ferguson PA, Deer Valley’s independent auditors, is attached as Exhibit 23.1 to this Form 8-K/A.

(2)

The unaudited condensed consolidated balance sheet of Deer Valley as of September 27, 2014 and the related unaudited condensed consolidated statements of operations, and cash flows for the nine months ended September 27, 2014 and September 28, 2013 and the notes related thereto, are filed as Exhibit 99.2 and incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements of Peerless and Deer Valley for the nine months ended October 31, 2014 and for the year ended January 31, 2014 reflecting the acquisition of Deer Valley are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and incorporated by reference into this Form 8-K/A.

(d)	Exhibits.

Exhibit
Number	Description

23.1	Consent of Thomas Howell Ferguson P.A.

99.1

Audited consolidated balance sheets of Deer Valley as of December 28, 2013 and December 31, 2012 and the related consolidated statements of operations, changes in stockholders’ equity and cash flows for the years then ended and the notes related thereto.

99.2

Unaudited condensed consolidated balance sheet of Deer Valley as of September 27, 2014 and the related unaudited condensed consolidated statements of operations, and cash flows for the nine months ended September 27, 2014 and September 28, 2013 and the notes related thereto.

99.3

Unaudited pro forma condensed combined financial statements of Peerless and Deer Valley for the nine months ended October 31, 2014 and for the year ended January 31, 2014 that give effect to the acquisition of Deer Valley.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEERLESS SYSTEMS CORPORATION

Date: December 19, 2014	By:	/s/ Timothy E. Brog
		Name:	Timothy E. Brog

		Title:	Chief Executive Officer

EXHIBIT INDEX
Exhibit No.	Description

23.1	Consent of Thomas Howell Ferguson P.A.

99.1

Audited consolidated balance sheets of Deer Valley as of December 28, 2013 and December 31, 2012 and the related consolidated statements of operations, changes in stockholders’ equity and cash flows for the years then ended and the notes related thereto.

99.2

Unaudited condensed consolidated balance sheet of Deer Valley as of September 27, 2014 and the related unaudited condensed consolidated statements of operations, and cash flows for the nine months ended September 27, 2014 and September 28, 2013 and the notes related thereto.

99.3

Unaudited pro forma condensed combined financial statements of Peerless and Deer Valley for the nine months ended October 31, 2014 and for the year ended January 31, 2014 that give effect to the acquisition of Deer Valley.